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                           ARM FINANCIAL GROUP, INC.
                            515 WEST MARKET STREET
                          LOUISVILLE, KENTUCKY 40202

                                                              March 20, 1998

Mr. David E. Ferguson
ARM Financial Group, Inc.
515 West Market Street
Louisville, Kentucky 40202

Dear David:

     This letter amendment (this "AMENDMENT") sets forth our mutual understanding concerning an amendment to your Employment Agreement with ARM Financial Group, Inc. (the "COMPANY") dated as of July 1, 1996, as amended December 4, 1997 (the "EMPLOYMENT AGREEMENT").

          1. Section 5.1.1 is hereby amended by deleting the words "the penultimate sentence of this Section 5.1.1 and" in the first line of
     Section 5.1.1.

          2. Section 5.1.1 is hereby further amended by deleting the penultimate sentence in such Section 5.1.1.

          3. This Amendment shall be governed in accordance with the laws of the State of New York.

          4. Except as modified hereby, the Employment Agreement remains in full force and effect.



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                                      2

     Please evidence your agreement with this Amendment by executing the acknowledgment set forth below.

                                                  ARM FINANCIAL GROUP, INC.

                                                  /s/ Martin H. Ruby
                                                  -------------------------
                                                  Name:
                                                  Title:

ACKNOWLEDGED AND
AGREED AS OF THE DATE
FIRST ABOVE WRITTEN

 /s/ David E. Ferguson
----------------------
     David E. Ferguson